UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 20, 2019

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	D	New York Stock Exchange
2019 Series A 7.25% Corporate Units	DCUE	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 19, 2019, Dominion Energy, Inc. (the “Company”) contributed (the “Pension Contribution”) 6,130,456 shares of its common stock, without par value (the “Shares”), to the Dominion Energy, Inc. Defined Benefit Master Trust (the “Trust”) which is the funding vehicle for the Dominion Energy Pension Plan (the “Plan”). The Shares were contributed in a private placement, exempt from registration requirements pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with the terms of the Employer Stock Contribution and Independent Fiduciary Engagement Agreement, dated December 16, 2019 (the “Contribution Agreement”), with Gallagher Fiduciary Advisors, LLC (“Gallagher”), in its capacity as independent fiduciary and investment manager of a separate account in the Trust.

In connection with the Contribution Agreement, the Company also entered into a registration rights agreement, dated December 16, 2019 (the “Registration Rights Agreement”), with Gallagher, in its capacity as independent fiduciary and investment manager of a separate account in the Trust, pursuant to which the Company agreed to provide registration rights on customary terms with respect to the Shares. A copy of the Registration Rights Agreement is filed as Exhibit 4.1 hereto and is incorporated herein by reference. On December 20, 2019 in accordance with the terms of the Registration Rights Agreement, the Company filed a prospectus supplement (the “Prospectus Supplement”) to its effective shelf registration statement on Form S-3ASR (File No. 333-219085) filed with the Securities and Exchange Commission on June 30, 2017 (the “Registration Statement”), for the purpose of registering the Shares.

In connection with the contribution of the Shares to the Trust as described above, the exhibits listed in Item 9.01 are filed herewith and incorporated by reference into the Registration Statement and the related prospectus contained therein, as supplemented by the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits

Exhibits

4.1	Registration Rights Agreement, dated December 16, 2019, by and between Dominion Energy, Inc. and Gallagher Fiduciary Advisors, LLC on behalf of the Dominion Energy, Inc. Defined Benefit Master Trust.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 20, 2019